UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2017

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.          Costs Associated with Exit or Disposal Activities.

On January 30, 2017, the Company decided to exit its TruckCenter land based, live auction and retail business in order to focus its time and resources on its online marketplace strategy.  The Company will continue to handle the sale of transportation assets on behalf of national fleets, leasing companies, government agencies and corporate clients through its existing online auction marketplaces.  The Company intends to reinvest savings in its most important priorities to drive growth.

The wind down plan contemplates the termination of the employment of up to 19 employees, which constitutes approximately 2% of the Company’s global workforce.  Total expenses are estimated at $700,000 to $1.1 million, of which $100,000 to $200,000 will be cash expenditures for severance costs in connection with the wind down plan.  Lease termination costs represent the majority of the restructuring costs, which the company estimates at $400,000 to $800,000.

The Company will wind down the TruckCenter live auction and retail locations over the next three months.  The Company expects to incur these pre-tax restructuring charges in the quarter ended March 31, 2017 and the quarter ended June 30, 2017.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) regarding timing of completion of the restructuring plan, and the costs associated with implementing the restructuring plan and investment of expected savings resulting from the wind down. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include the Company’s ability to implement the restructuring plan or to implement the restructuring plan in accordance with current estimates regarding timing and costs; risks associated with the Company’s ability to achieve the expected benefits of the restructuring; changes in laws, regulations or accounting principles generally accepted in the United States and the risks more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements, which speak only as of the date made, as a prediction of actual results.  The forward-looking statements in this Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update, amend or clarify any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 2, 2017	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary